                                   EXHIBIT 3.3

                     ANNUAL LIST, CHANGING CORPORATE NAME TO
                             PREMIER RESOURCES, INC.

--------------------------------------------------               FILE NUMBER
ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENT OF
--------------------------------------------------               14037-1995

Premier Mortgage Resources, Inc.        Pursuant To 78.185

The Corporation's duly appointed Resident Agent in the State of Nevada upon whom process can be served is:

Nevada Corporation Bureau, Inc.
1700 E. Desert Inn Rd., Ste 113
Las Vegas, NV. 89109

|_| IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF
    RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer and all Directors must be named. There must be at least one director. Last year's information has been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.

2.    If there are additional directors attach a list of them to this form.

3. Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the deadline indicated at the top of this form.

4. Make your check payable to the Secretary of State. If you need a receipt, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.

5. Return the completed form to: Secretary of State, Capital Complex, Carson City, NV 89710. (702) 687-5105

                    FILING FEE: $85.00     LATE PENALTY: $15.00

                                 ---------FOR OFFICE USE ONLY-------------------

                                 FILED(DATE)

                                          FILED
                                   IN THE OFFICE OF THE
                                 SECRETARY OF STATE OF THE
                                     STATE OF NEVADA

                                       AUG 20 1997

                                        DH
                                 -----------------------------------------------
                                        DEAN HELLER SECRETARY OF STATE

                                 No. 96-97 = $100
                                     97-98 = $ 85
                                     Reinst. = $ 50
                                    ----------------



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NAME Andrew W. Berney                     TITLE(S) PRESIDENT

P.O. BOX     STREET ADDRESS 4056 Elkridge Drive    CITY Las Vegas  NV  ZIP 89129

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NAME Robert W. Kerner                     TITLE(S) SECRETARY

P.O. BOX     STREET ADDRESS 1516 Gold Dust Avenue  CITY Las Vegas  NV  ZIP 89119

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NAME Charles F. Richards                  TITLE(S) TREASURER

P.O. BOX     STREET ADDRESS 327 Esquina Drive      CITY Henderson  NV  ZIP 89014

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NAME Andrew W. Berney                     TITLE(S) DIRECTOR

P.O. BOX     STREET ADDRESS 4056 Elkridge Drive    CITY Las Vegas  NV  ZIP 89129

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NAME Charles F. Richards                  TITLE(S) DIRECTOR

P.O. BOX     STREET ADDRESS 327 Esquina Drive      CITY Henderson  NV  ZIP 89014

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NAME Robert W. Kerner                     TITLE(S) DIRECTOR

P.O. BOX     STREET ADDRESS 1516 Gold Dust Avenue  CITY Las Vegas  NV  ZIP 89119

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                                                           RECEIVED

                                                          AUG 20 1997
                                                              NV
                                                      ------------------
                                                      SECRETARY OF STATE

/s/ Andrew W. Berney     Title(s) President   Date 8/20/97